Exhibit 10.2

CORPORATE GUARANTY AGREEMENT

Dated as of December 1, 2007

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GE Government Finance, Inc., a Delaware corporation (herein, with its permitted participants, successors and assigns, “Lender”) and as collateral agent for the benefit of Lender (“Collateral Agent”), at its option, to provide financing to or for the account of City of Clarksville, Arkansas, a municipality duly organized and validly existing under the laws of the State of Arkansas (“Issuer”) and Greenville Tube Company, a Delaware corporation, (“Borrower”) or to engage in any other transactions with Borrower and Issuer, the undersigned hereby: (a) absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise in accordance with the terms of the Loan Agreement (as defined below), of any and all present and future debts, liabilities and obligations owed by Borrower or Issuer to Lender evidenced by or arising out of the Loan Agreement dated as of December 1, 2007 (the “Loan Agreement”) among Lender, Borrower and Issuer, and any and all extensions, renewals, modifications, supplements or amendments thereto or thereof and any related agreements (the “Indebtedness”), (b) absolutely and unconditionally guarantees to Lender the full and timely performance by Borrower of all of its obligations under the Loan Agreement and (c) so long as any Indebtedness shall remain outstanding, agrees and covenants not to sell, convey, transfer or assign (other than as collateral) any evidence of the controlling ownership interest in Borrower (whether direct or indirect) to any person or entity.

1.

No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned hereunder or modify, reduce, limit or release the liability of the undersigned hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness.  The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this Corporate Guaranty Agreement (this “Agreement”).

2.

The undersigned represents and warrants to Lender and Collateral Agent that (a) the undersigned has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of Indebtedness guaranteed hereby (this Agreement shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits); (b) the undersigned executed this Agreement without any intent to hinder, delay, or defraud any current or future creditor of the undersigned; (c) the undersigned is not insolvent and will not become insolvent as a result of the execution of this Agreement; (d) the undersigned is not engaged and is not about to engage in any business or transaction for which any property remaining with the undersigned has an unreasonably small capital or for which the remaining assets of the undersigned were unreasonably small in relation to the business of the undersigned or the transaction contemplated by this Agreement; (e) the undersigned does not intend to incur, and does not believe or reasonably should not believe that the undersigned will incur, debts beyond the undersigned’s ability to pay such debts as they become due; (f) the undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (the “State”), has power to enter into this Agreement and by proper corporate action has duly authorized the execution and delivery of this Agreement; (g) the undersigned is in good standing and is duly licensed or qualified to transact business in the State and in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary; (h) the undersigned has been fully authorized to execute and deliver this Agreement under the terms and provisions of the resolutions of its board of directors, or by other appropriate official approval, and further represents, covenants and warrants that all requirements have been met, and procedures have occurred in order to ensure the enforceability of this Agreement and this Agreement has been duly authorized, executed and delivered; (i) the officer of the undersigned executing this Agreement and any related documents has been duly authorized to execute and deliver this Agreement and such related documents under the terms and provisions of a resolution of the undersigned’s director; (j) this Agreement constitutes a valid and legally binding obligation of the undersigned enforceable against the undersigned in accordance with its respective terms, except to the extent limited by bankruptcy, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights; and (k) the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms and conditions hereof do not and will not violate any law, rule, regulation or order, conflict with or result in a breach of any of the terms or conditions of the articles of incorporation or bylaws of the undersigned or of any restriction or of any agreement or instrument to which the undersigned is now a party and does not and will not constitute a default under any of the foregoing or result in the creation or imposition of any liens, charges or encumbrances of any nature upon any of the property or assets of the undersigned contrary to the terms of any instrument or agreement to which the undersigned is a party or by which it is bound.

3.

If the undersigned shall be or become bankrupt or insolvent (however defined), then Lender shall have the right to declare immediately due and payable, and the undersigned shall forthwith pay to Lender and Collateral Agent, the full amount of all Indebtedness whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4.

The undersigned shall not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned as to any Indebtedness, or against any person liable therefor, or as to any collateral security therefor.

5.

The undersigned shall pay or reimburse Lender and Collateral Agent for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender or Collateral Agent in connection with the protection, defense or enforcement of this Agreement in any litigation or bankruptcy or insolvency proceedings.

6.

Neither Lender nor Collateral Agent shall be obligated by reason of its acceptance of this Agreement to engage in any transactions with or for Borrower or Issuer.  Whether or not any existing relationship between the undersigned and Borrower has been changed or ended, Lender and Collateral Agent may enter into transactions resulting in the creation or continuance of Indebtedness and may otherwise agree, consent to, or suffer the creation or continuance of any Indebtedness, without any consent or approval by the undersigned and without any prior or subsequent notice to the undersigned.  The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which Lender and Collateral Agent are expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Agreement, without consent or approval by or notice to the undersigned): (a) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (b) one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (c) any waiver or indulgence granted to Borrower or Issuer, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (d) any full or partial release of, compromise or settlement with, or agreement not to sue, Borrower, Issuer or any other guarantor or other person liable in respect of any Indebtedness; (e) any release, surrender, cancellation or other discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (f) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (g) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (h) any assignment, pledge or other transfer of any Indebtedness or any evidence thereof; (i) any manner, order or method of application of any payments or credits upon Indebtedness; (j) any election by Lender under Section 1111(b) of the United States Bankruptcy Code.  The undersigned waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor.

7.

The undersigned waives any and all defenses, claims, setoffs, and discharges of Borrower or Issuer, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full.  Without limiting the generality of the foregoing, the undersigned shall not assert, plead or enforce against Lender or Collateral Agent any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or Issuer or any other person liable in respect of any Indebtedness, or any setoff available against Lender or Collateral Agent to Borrower or Issuer or any other such person, whether or not on account of a related transaction.  The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or Issuer or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.  The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Borrower or Issuer or any of their respective assets.  The undersigned shall not assert, plead or enforce against Lender or Collateral Agent any claim, defense or setoff available to the undersigned against Borrower or Issuer.

8.

The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness.  Neither Lender nor Collateral Agent shall not be required first to resort for payment of the Indebtedness to Borrower or Issuer or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Agreement.

9.

If any payment applied by Lender or Collateral Agent to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or Issuer or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10.

The liability of the undersigned under this Agreement is in addition to and shall be cumulative with all other liabilities of the undersigned to Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any Indebtedness or obligation of Borrower or Issuer, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

11.

This Agreement shall be effective upon delivery to Lender and Collateral Agent, without further act, condition or acceptance by Lender, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of Lender and Collateral Agent and their permitted participants, successors and assigns.  Any invalidity or unenforceability of any provision or application of this Agreement shall not affect other lawful provisions and application hereof, and to this end the provisions of this Agreement are declared to be severable.  This Agreement may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Lender.  This Agreement shall be governed by the laws of the State of New York.  The undersigned waives notice of Lender’s and Collateral Agent’s acceptance hereof and waives the right to trial by jury in any action based on or pertaining to this Agreement.

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IN WITNESS WHEREOF, this Corporate Guaranty Agreement has been executed by the undersigned as of the day and year first above written.

RATHGIBSON, INC.

By: /s/ Barry C. Nuss

Print: Barry C. Nuss

Its: CFO

STATE OF

WISCONSIN

)

)

COUNTY OF

 ROCK

)

The foregoing instrument was acknowledged before me this 13th day of December, 2007, by Barry C. Nuss, as CFO of RathGibson, Inc.

                                                                                                            /s/ Jennifer Kuzelka

Notary Public

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